UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No

001-33072	SAIC, Inc.	Delaware	20-3562868
1710 SAIC Drive, McLean, Virginia 22102
(703) 676-4300

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 31, 2012, the Board of Directors of SAIC, Inc. adopted amendments to the corporation’s bylaws to:

•

permit a validly submitted stockholder proposal or nomination for director to be voted upon at an annual meeting of stockholders even if the proposing stockholder (or a qualified representative) does not appear at the meeting to present the proposal in person, if the Board or the chair of the meeting so determines and the other requirements of the bylaws are satisfied;

•

delete references to the “final proxy access rules” of Securities and Exchange Commission, which became obsolete when the rules were vacated by the U.S. Court of Appeals for the District of Columbia Circuit; and

•	increase the number of directors required to call a special meeting of the Board from two directors to one-third of all directors then in office.

The bylaws of SAIC, Inc., as amended, are attached to this report as Exhibit 3.1 and are incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Restated Bylaws of SAIC, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)		SAIC, INC.

Date: January 31, 2012	By:		/s/ Vincent A. Maffeo
Vincent A. Maffeo
		Its:	Executive Vice President and General Counsel

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